UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

MANNATECH, INCORPORATED
(Exact name of registrant as specified in its charter)
Texas	000-24657	75-2508900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1410 Lakeside Parkway, Suite 200, Flower Mound, Texas	75028
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (972) 471-7400
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MTEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this "Amendment") amends the Current Report on Form 8-K filed by Mannatech, Incorporated (the "Company") with the Securities and Exchange Commission on October 20, 2026 (the "Original Report"), which reported the change in the Company's independent registered public accounting firm under Item 4.01. This Amendment is being filed solely to file, as Exhibit 16.1, the letter of BDO USA, P.C. addressed to the Securities and Exchange Commission, dated October 21, 2026, as required by Item 304(a)(3) of Regulation S-K, and to update Item 4.01 and Item 9.01 accordingly. Except as described above, this Amendment does not modify or update any other disclosure contained in the Original Report.

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On October 15, 2026, the Audit Committee of the Board of Directors (the "Audit Committee") of Mannatech, Incorporated (the "Company") approved the dismissal of BDO USA, P.C. ("BDO") as the Company's independent registered public accounting firm, effective October 15, 2026. The Company notified BDO of the Audit Committee's decision on October 15, 2026.

BDO's reports on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that BDO's report for the fiscal year ended December 31, 2025 contained an explanatory paragraph regarding substantial doubt about the Company's ability to continue as a going concern.

During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through October 15, 2026, there were no "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO's satisfaction, would have caused BDO to make reference to the subject matter thereof in connection with its reports.

During the same periods, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO with a copy of the foregoing disclosures and requested that BDO furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements above. A copy of BDO's letter, dated October 21, 2026, is filed as Exhibit 16.1 to this Amendment.

(b) Engagement of New Independent Registered Public Accounting Firm

On October 15, 2026, the Audit Committee approved the engagement of CBIZ CPAs P.C. ("CBIZ") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026, beginning with the review of the Company's condensed consolidated financial statements for the quarter ended September 30, 2026.

During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through October 15, 2026, neither the Company nor anyone on its behalf consulted CBIZ regarding (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided that CBIZ concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement or a reportable event, each as defined in Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of BDO USA, P.C. to the Securities and Exchange Commission, dated October 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2026	MANNATECH, INCORPORATED

By: /s/ Yasir Haider
Name: Yasir Haider
Title: Chief Financial Officer